SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): JANUARY 22, 2004
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


            504 Beebe Ct., Frderick, Maryland                   21703
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
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ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
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On January 22, 2004 the Registrant filed a civil suit in Dallas County, Texas naming Equitilink, L.L.C., James J. Mahoney, Thomas M. Mahoney and Shamrock Holdings as defendants. The defendants were served on January 30, 2004.

The suit alleges that the defendants failed to render services as agreed upon in a October 1, 2003 contract thereby causing a breach of contract. The suit seeks recovery of 600,000 shares of the Registrant's common stock plus other damages and relief.

The Registrant does not believe that this suit will have any material adverse impact on the Registrant's operations or financial condition.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: February 5, 2004                   /s/ Eric R. Boyer
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                                         Eric R. Boyer
                                         President and Chief Executive Officer